Fixed Assets, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Property Plant And Equipment [Abstract]
Computer equipment and software	$ 8,898	$ 8,230
Office furniture and equipment	1,408	1,456
Automobiles	34	41
Leasehold improvements	1,789	1,772
Property, Plant and Equipment, Gross, Total	12,129	11,499
Less accumulated depreciation	(10,136)	(9,836)
Fixed assets, net	$ 1,993	$ 1,663	[1]

[1]	Certain amounts as of December 31, 2015 have been restated for immaterial corrections of identified errors pertaining to the classification of certain leases (see Note 2 "Immaterial Correction of Errors in Prior Periods").